CERTIFICATION


I, George E. Strickler, Executive Vice President & Chief Financial Officer of BorgWarner Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that the best of my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 7m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:    May 14, 2003

                              /s/ George E. Strickler
                              -------------------------
                              George E. Strickler
                              Executive Vice President & Chief Financial Officer

A signed original of this written statement requred by Section 906 has been provided to BorgWarner Inc. and will be retained by BorgWarner Inc. and furnished to the Securities and Exchange Commission or its staff upon request.